UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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AMERICAN CENTURY INVESTMENT TRUST
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Proxy Statement
August 24, 2015

Important Voting Information Inside

Premium Money Market Fund

Understand and Vote Your Proxy

Dear Premium Money Market Shareholder,

We are asking you to vote on two proposals regarding your Premium Money Market Fund (the “Fund”). Your vote counts, no matter how large or small your holdings.

Money market reform drives changes
In response to new requirements regulating money market funds, we propose converting the Fund into a government money market fund. This will allow the Fund to:

•	Seek to maintain a stable net asset value ($1 per share)

•	Operate without imposing liquidity fees

•	Operate without suspending redemptions

•	Allow all current Fund shareholders (retail and institutional) to continue investing

Proxy proposals for your vote
The Board of Trustees for the Fund approved the proposals, and they recommend that you vote FOR the following proposals:

1.
To approve a change in the Fund’s concentration policy so that the Fund “may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)”.

2.	To approve a change in the Fund’s investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital.”

The Q&A and proxy materials on the following pages describe the proposals in more detail. Our proxy solicitor, D.F. King & Co., Inc., may contact you if we haven’t received your vote.

How to vote
Please vote by one of the following methods:

Have your vote card handy for the web address and your voting number.	Have your vote card handy for the phone number and your voting number.	Mark your proxy vote, sign and return in the enclosed postage-paid envelope.

Questions?
If you have proxy questions or need assistance in casting your vote, please contact D.F. King & Co., Inc. at 1-800-511-9495. Thank you for investing with American Century Investments.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

American Century Investments
4500 Main Street, Kansas City, Missouri 64111

AMERICAN CENTURY INVESTMENTS
Premium Money Market Fund

IMPORTANT NEWS FOR SHAREHOLDERS
Here you will find a brief overview of the proposals and a Q&A. These should be read in conjunction with, and are qualified by reference to, the more detailed information contained in this proxy statement.

In response to new rules implemented by the Securities and Exchange Commission (“SEC”), we are asking Fund shareholders to consider the following proposals that will convert Premium Money Market Fund (the “Fund”) into a government money market fund:

1.
To approve a change in the Fund’s concentration policy so that the Fund “may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)”; and

2.	To approve a change in the Fund’s investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital.”

Questions and Answers

Q.    What are the proposals I am being asked to vote on?
A.    We are asking you to approve changes to the Fund’s fundamental concentration policy and investment objective that will enable the Fund to operate as a government money market fund. A government money market fund must invest 99.5% of its total assets in cash, U.S. government securities, and fully collateralized repurchase agreements. The Fund currently invests in debt securities issued by corporations, banks, and federal, state, and local governments. Additionally, under normal market conditions, the Fund currently invests 25% or more of its assets in securities of issuers in the financial services industry.

Q.    Why convert the Fund into a government money market fund?
A.    Last year, the SEC approved new rules that impact money market fund operations. These rules go into effect in October 2016. After analyzing the impact of the new requirements, we propose converting the Fund into a government money market fund. This will allow the Fund to continue to seek to maintain a stable net asset value (“NAV”) and operate without imposing liquidity fees or suspending shareholder redemptions (also known as a “redemption gate”). Additionally, operating as a government money market fund will permit all current Fund shareholders (including retail and institutional shareholders) to continue investing in the Fund. Otherwise, after

October 2016, the Fund will be unable to have both retail and institutional shareholders and seek to maintain a stable NAV.

Q.    How will changing the fundamental concentration policy of the Fund affect my investment in the Fund?
A.    Conversion of the Fund into a “government money market fund,” as that term is defined in Rule 2a-7(a)(16), requires the Fund to invest at least 99.5% of its assets in cash, government securities, and/or fully collateralized repurchase agreements. Currently, under normal conditions, the Fund concentrates its investments in securities of issuers in the financial services industry. These types of investments do not qualify as government securities under the new rules, and thus the Fund will no longer be able to hold them. Changing the concentration policy will prohibit the Fund from concentrating its investments in any industry and allow the Fund to comply with the new definition of a government money market fund. After the final conversion date, the Fund will invest at least 99.5% of its assets in cash, government securities, and fully collateralized repurchase agreements.

Q.    How will changing the investment objective of the Fund affect my investment in the Fund?
A.    Currently, the Fund invests in high quality, very short-term debt securities of corporations, banks, and federal, state, and local governments. By operating as a government money market fund, the Fund will invest nearly all of its assets in U.S. government securities. Because government securities typically have lower yields than corporate debt securities, the Fund will no longer be able to seek the same level of current income that its existing strategy allows. Additionally, government securities have different liquidity and risk profiles than the securities in which the Fund currently invests. We propose to change the investment objective to state that the Fund “seeks current income while maintaining liquidity and preserving capital.” The change will reflect the lower yield and increased focus on liquidity and capital preservation that will result from investing in government securities.

Q.    How will the Fund convert into a government money market fund?
A.    The changes to the fundamental concentration policy and investment objective will be the first steps in the conversion. If shareholders approve the proposals, we will transition the Fund’s portfolio and make other necessary strategy changes that do not require shareholder approval. There will be a transition period between the date when shareholders approve the proposals and the date when the Fund is fully converted into a government money market fund. The transition period will allow our portfolio managers to buy and sell securities that will bring the Fund’s investments into compliance with the new SEC rules. Assuming that shareholders approve the proposals at the

October 5, 2015 meeting, we currently expect to complete the conversion by December 1, 2015. If shareholders approve the proposals, the Fund also currently intends to change its name to “U.S. Government Money Market Fund.”

Q.    When is the special meeting? Who can vote?
A.    The special meeting will be held on October 5, 2015, at 10:00 a.m. Central Time at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri. Please note we are holding this meeting only for purposes of voting on the two proposals. We do not plan on making any presentations about the Fund. If you owned shares of the Fund at the close of business on August 10, 2015, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.    How does the Board recommend that I vote?
A.    The Board recommends you vote “FOR” the proposals.

Q.    What happens if shareholders do not approve the proposals?
A.    Each of the proposals is contingent on the other. If shareholders do not approve both of the proposals, neither proposal will take effect, and the Fund will be unable to convert into a government money market fund. If the Fund cannot convert into a government money market fund, the Board will consider other options, including involuntary redemption of nonqualifying shareholders, a floating NAV (with liquidity fees and redemption gates), mergers, fund liquidation, or other actions.

Q.    My holdings in the Fund are small, why should I vote?
A.    Your vote makes a difference. If many shareholders do not vote their proxies, your Fund may not receive enough votes to go forward with its special meeting. This means the Fund will incur additional costs to solicit votes to determine the outcome of the proposals.

Q.    Why are multiple proxy cards enclosed?
A.    If you own shares of the Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.    How do I cast my vote?
A.

Have your vote card handy for the web address and your voting number.	Have your vote card handy for the phone number and your voting number.	Mark your proxy vote, sign and return in the enclosed postage-paid envelope.

You also may vote in person at the special meeting on October 5, 2015. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, D.F. King & Co., Inc., at 1-800-511-9495.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

PREMIUM MONEY MARKET FUND
4500 MAIN STREET KANSAS CITY, MO 64111
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 5, 2015

To Our Shareholders:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “meeting”) of Premium Money Market Fund (the “Fund”), a series of American Century Investment Trust, will be held at 10:00 a.m. Central Time on October 5, 2015 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals (each a “proposal” and collectively, the “proposals”):

1.
To approve a change in the Fund’s concentration policy so that the Fund “may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)”; and

2.	To approve a change in the Fund’s investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital.”
Shareholders of record of the Fund as of the close of business on August 10, 2015 are entitled to vote at the meeting and any adjournments or postponements thereof.
In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies without further notice other than by announcement at the meeting. However, if we adjourn the meeting for more than ninety days, the Fund will send a new shareholder meeting notice to shareholders. Any adjournment of the meeting for the further solicitation of proxies for a proposal will require the affirmative vote of a majority of the total number of shares of the Fund that are present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any proposal if a quorum is present prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.
Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the proposals.

By Order of the Board of Trustees,
Ward D. Stauffer
Secretary
August 24, 2015

PROXY STATEMENT
PREMIUM MONEY MARKET FUND
The Board of Trustees (the “Board of Trustees”) of Premium Money Market Fund (the “Fund”), a series of American Century Investment Trust (the “company”) is providing this proxy statement. The Board is soliciting the proxies of Fund shareholders for use in connection with a Special Meeting (the “meeting”) of Fund shareholders held at 10:00 a.m. Central Time on October 5, 2015, at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri. Beginning on or about August 24, 2015, we are sending the meeting notice, this proxy statement, and proxy cards to shareholders of record as of the close of business on August 10, 2015 (the “Record Date”). Please read this proxy statement and keep it for future reference. The Fund previously sent its annual report and semiannual report to its shareholders. You may obtain a copy of the Fund’s most recent annual report and semiannual report without charge by writing to the Fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this proxy statement, please contact our proxy solicitor, D.F. King, at 1-800-511-9495 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 5, 2015: This proxy statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. The proxy statement is also available at www.americancentury.com/fund-proxy.

TABLE OF CONTENTS
PAGE
SUMMARY OF PROPOSALS AND VOTING    3

PROPOSAL 1: CHANGE TO FUND’S FUNDAMENTAL
POLICY ON CONCENTRATION    4

PROPOSAL 2: CHANGE TO FUND’S INVESTMENT
OBJECTIVE    5

OTHER INFORMATION    6            General Information    6
Date, Time and Place of the Meeting    7
Use and Revocation of Proxies    7
Voting Rights and Required Votes    7
Outstanding Shares and Significant Shareholders    8
Security Ownership of Certain Beneficial Owners
and Management of the Fund    9

Service Providers    10
Proxy Statement Delivery    10

WHERE TO FIND ADDITIONAL INFORMATION    10

SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS

NAMED IN THE PROXY AND OTHER MATTERS	11

SUMMARY OF PROPOSALS AND VOTING
The following is a summary of certain information contained elsewhere in this proxy statement. This summary is qualified in its entirety by reference to information contained elsewhere in this proxy statement.

Purpose of the Meeting
The purpose of the meeting is to consider and vote on the following proposals:
1. To approve a change in the Fund’s concentration policy so that the Fund “may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)”; and
2. To approve a change in the Fund’s investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital.”

Required Vote
Each proposal must be approved by the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the meeting if more than 50% of the shares of the Fund are present or represented by proxy.

How to Vote
Shareholders may vote by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the meeting. Shareholders can obtain directions to the meeting by calling American Century Investments at 1-800-345-2021.

The Board recommends that you vote “FOR” all proposals.

PROPOSAL 1: CHANGE TO FUND’S FUNDAMENTAL POLICY
ON CONCENTRATION
In response to money market fund regulatory changes recently adopted by the SEC, the Board of Trustees recommends that the Fund’s shareholders approve a change to the Fund’s fundamental concentration policy so that the Fund may operate as a government money market fund. By operating as a government money market fund, all current shareholders will be eligible to remain in the Fund, the Fund will be able to seek to maintain a stable net asset value per share, and Fund shareholders will not be subject to liquidity fees or redemption gates.
The Investment Company Act of 1940 requires a mutual fund to state in its registration statement its policy regarding concentration of investments in a particular industry, and it requires mutual funds to make the policy fundamental (changeable only by shareholder vote). A fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. Currently, under normal market conditions, the Fund concentrates its investment in securities of issuers in the financial services industry. The Fund’s current fundamental investment policy concerning the concentration of its investments states:

the Fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government of any of its agencies or instrumentalities), except that the Fund may invest more than 25% of its total assets in the financial services industry.

Under the new SEC rules, a government money market fund must invest 99.5% or more of its total assets in cash, U.S. government securities, and/or fully collateralized repurchase agreements (i.e., collateralized by cash or government securities). To comply with this mandate, the Fund will no longer be permitted to concentrate its investments in securities of issuers in the financial services industry. As a result, the Board of Trustees recommends that Fund shareholders approve a proposal to modify this fundamental investment policy to state:

the Fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

If shareholders approve this proposal, the Fund will make other changes, which do not require shareholder approval, that are necessary for the Fund to operate as a government money market fund. Such changes include adopting a principal investment strategy to invest at least 99.5% of its total assets in cash, government securities, and/or fully collateralized repurchase agreements. The fund also currently intends to change its name to “U.S. Government Money Market Fund.”
There will be a transition period between the date when shareholders approve the proposals and the date when the Fund is fully converted into a government money market fund. The transition period will allow our portfolio managers to buy and sell securities that will bring the Fund’s investments in compliance with the percentage of government securities required by SEC rules. Assuming shareholders approve both of the proposals at the October 5, 2015 meeting, we currently expect that the transition period will be complete, and the Fund will be a fully converted into a government money market fund, by December 1, 2015.
If shareholders do not approve this proposal as well as the proposal relating to the investment objective, the Board will consider other options including involuntary redemption of nonqualifying shareholders, a floating NAV (with liquidity fees and redemption gates), mergers, fund liquidation, or other actions.

The Board of Trustees recommends that you vote “FOR” the change of the Fund’s fundamental policy on concentration.

PROPOSAL 2: CHANGE TO FUND’S INVESTMENT OBJECTIVE
The Fund’s investment objective is a fundamental policy that requires shareholder approval to change. The Fund’s current investment objective states, “the fund seeks to earn the highest level of current income while preserving the value of your investment.” The Board approved a change to the Fund’s investment objective that will enable the Fund to implement a strategy consistent with operating as a government money market fund. As mentioned above, operating as a government money market fund will permit all current shareholders to remain in the Fund, the Fund will be able to seek to maintain a stable net asset value per share, and Fund shareholders will not be subject to liquidity fees or redemption gates. The Board proposes to change the investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital.”
Currently, the Fund can invest in high quality, very short-term debt securities of corporations, banks, and federal, state, and local governments. Once the Fund converts to a government money market fund, it must invest at least 99.5% of its assets in cash, U.S. government securities, and/or fully collateralized repurchase agreements to comply with the law. The types of securities the Fund will be able to invest in moving forward typically have lower yields than the corporate debt securities in which the Fund currently invests. Accordingly, although the Fund will continue to seek current income, it will no longer be able to seek the same level of current income as its existing strategy allows.

Under normal market conditions, U.S. government securities will generally have different liquidity and risk profiles than the securities in which the Fund currently invests. Government securities typically have a lower credit default risk than commercial paper and corporate debt securities and are generally highly liquid even in stressful market conditions. This is reflected in the new investment objective’s focus on maintaining liquidity and preserving capital. There can be no assurance that the Fund will achieve this investment objective.
Assuming shareholders approve both of the proposals at the October 5, 2015 meeting, and following the transition period described in Proposal 1, we currently expect that the Fund will be fully converted into a government money market fund by December 1, 2015.
If shareholders do not approve this proposal, as well as the concentration policy change, the Board will consider other options including involuntary redemption of nonqualifying shareholders, a floating NAV (with liquidity fees and redemption gates), mergers, fund liquidation, or other actions.

The Board of Trustees recommends that you vote “FOR” the change of investment objective.

OTHER INFORMATION

General Information
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees. Officers or employees of the Fund or American Century Investments, as well as any proxy solicitation firm hired by American Century Investments may solicit proxies. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund who are their customers. It is anticipated that the solicitation of proxies will be primarily by mail, Internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. American Century Investments may reimburse banks, brokers, and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers, agents, or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy

Statement or in connection with the proxy solicitation; (d) solicitation, tabulation, and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. American Century Services, LLC (“ACS”), the transfer agent and administrator of the Fund, and/or its affiliates have agreed to pay the expenses associated with this proxy statement that are detailed above.
ACS has entered into a contract with D.F. King & Co., Inc. (“D.F. King”) pursuant to which D.F. King will provide certain project management, telephone solicitation, and Internet and telephonic voting services in addition to providing for the mailing of the proxy statement. The fees to be paid to D.F. King by ACS under the contract are estimated to be approximately $15,000 in the aggregate.

Date, Time and Place of the Meeting
The meeting will be held on October 5, 2015 at 10:00 a.m. Central Time at the principal executive offices of American Century Investments, 4500 Main Street, Kansas City, Missouri 64111. Shareholders are invited to attend the meeting in person. For directions to our office please call 1-800-345-2021. Shareholders who cannot attend the meeting in person are urged to vote using the telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card.

Use and Revocation of Proxies
A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Fund or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the proposals. It is not anticipated that any matters other than the approval of the proposals will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes
A quorum of shareholders is necessary to hold a valid meeting. Shareholders representing one-third of the issued and outstanding shares of the Fund entitled to vote must be present in person or by proxy to constitute a quorum for purposes of voting on the proposals. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of all classes of the Fund vote together on each proposal. Approval of each proposal requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the meeting. The Fund will include shares held of record by broker-dealers whose customers authorized it to vote such shares in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Shares as to which properly executed proxies are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will also be counted as present for the purposes of determining a quorum. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies as to any proposal without further notice other than by announcement at the meeting. Any adjournment of the meeting for the further solicitation of proxies for a proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the proposal that are present in person or by proxy at the meeting to be adjourned. However, if the meeting is adjourned for more than ninety days, then the Fund is required to send a new shareholder meeting notice to shareholders. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.

Outstanding Shares and Significant Shareholders
Only holders of record of shares at the close of business on August 10, 2015 (the “record date”) are entitled to vote on the proposals at the meeting or any adjournment thereof. The following table sets forth the number of shares of the Fund issued and outstanding and the number of votes entitled to vote as of the close of business on the record date.

SHARE CLASS	OUTSTANDING SHARES	NUMBER OF VOTES ENTITLED TO VOTE ($1 EQUALS 1 VOTE)
Investor Class (TCRXX)

Security Ownership of Certain Beneficial Owners and Management of the Fund
As of [August 10, 2015], the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of any class of the Fund. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the Investment Company Act of 1940) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Shareholder	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares Owned of Record
Investor Class
American Century Serv Corp Kansas City, Missouri Includes 12.55% registered for the benefit of KPESP Short Term Prem Cap Reserve Omnibus
American Century Services LLC SSB&T Custodian One Choice In Retirement Portfolio Premium Money Market Omnibus Kansas City, Missouri
American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio Premium Money Market Omnibus Kansas City, Missouri
American Century Services LLC SSB&T Custodian One Choice 2020 Portfolio Premium Money Market Omnibus Kansas City, Missouri
American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio Premium Money Market Omnibus Kansas City, Missouri
American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio Premium Money Market Omnibus Kansas City, Missouri

The Fund is unaware of any other shareholder, beneficial or of record, who owns more than 5% of any class of the Fund’s outstanding shares.

The directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund’s outstanding shares as of [August 10, 2015].
Several other American Century Investments funds invest in the Fund. In the aggregate, our other funds own [51%] of the Fund. To avoid any potential conflicts of interest when one American Century Investments fund owns shares of another, the Fund’s investment advisor “echo votes” such shares. That is, it votes the shares in the same proportion as the vote of all other holders of the shares.

Service Providers
The Fund’s investment advisor is American Century Investment Management, Inc. American Century Services, LLC serves as transfer agent and administrator of the Fund. American Century Investment Services, Inc. serves as distributor to the Fund. The transfer agent/administrator and distributor are affiliates of the advisor and are located at 4500 Main Street, Kansas City, Missouri 64111.

Proxy Statement Delivery
To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver a proxy statement to an investor at a shared address at which we delivered a single copy of this proxy statement. You may obtain an additional copy of this proxy statement by writing to the following address: American Century Investments, P.O. Box 419200, Kansas City, Missouri, 64141-6200, or calling American Century Investments, at 1-800-345-2021. Investors at a shared address may change their current election regarding the number of copies of Fund documents delivered to their shared address by contacting American Century Investments at 1-800-345-2021 or writing to American Century Investments, 430 West 7th Street, Kansas City, Missouri 64100, or contacting their financial professional.

WHERE TO FIND ADDITIONAL INFORMATION
The company is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the company, on behalf of the Fund, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the SEC or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS NAMED IN THE PROXY AND OTHER MATTERS
The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Investments, P.O. Box 410141, Kansas City, Missouri, 64141, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

LOGO

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-800-511-9495** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

AMERICAN CENTURY INVESTMENT TRUST
Premium Money Market Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2015
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the Premium Money Market Fund (the “Fund”) hereby appoints each of Ashley L. Bergus, Ryan L. Blaine, Brian L. Brogan, Christine J. Crossley, Kathleen Gunja Nelson, and David H. Reinmiller, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the special meeting of shareholders (the “meeting”) to be held on October 5, 2015 at the principal executive offices of the company at 4500 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time, and at any adjournment thereof.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-511-9495. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 5, 2015. The proxy statement for this meeting is available at: www.americancentury.com/fund-proxy

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PREMIUM MONEY MARKET FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE COMPANY APPROVED THE PROPOSALS LISTED BELOW AND RECOMMENDED THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.
To approve a change in the Fund’s concentration policy to “the Fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).”
	¡	¡	¡

2. To approve a change in the Fund’s investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital.”	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]